NETS Trust (the “Trust”)

SUPPLEMENT DATED JANUARY 27, 2009 TO THE TRUST’S PROSPECTUSES DATED MARCH 17, 2008, AS REVISED NOVEMBER 5, 2008 AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 17, 2008 AND AMENDED AND RESTATED NOVEMBER 5, 2008

Liquidation and Dissolution of the Trust

The Board of Trustees (the “Board”) of the Trust, a registered investment company, today announced that it has determined to liquidate the Trust’s seventeen operational investment portfolios (the “Funds”) as set forth below effective February 20, 2009 and subsequently dissolve the Trust. Each of the operational Funds’ shares are listed on NYSE Arca, Inc. (“NYSE Arca”). The Trust also has eight investment portfolios that are not operational and have no outstanding shares.

The Board’s decision was taken after consultation with Northern Trust Investments, N.A. (“NTI”), the investment adviser to the Funds. The Board also carefully considered current market conditions, the inability of the Funds to attract significant market interest since their inception, their future viability as well as prospects for growth in the Funds’ assets in the foreseeable future, and thereafter determined that it was advisable and in the best interests of the Funds and their shareholders to liquidate the Funds.

February 9, 2009, will be the last day of trading for the shares of the Funds on NYSE Arca, and the last day on which creation unit aggregations of the shares may be purchased or redeemed.

NYSE Arca will halt trading in the shares of the Funds before the open of trading on February 10, 2009, and the Funds will be closed to new investment on that date. Shareholders may sell their shares on or prior to February 10, 2009. From February 10, 2009 through February 20, 2009, shareholders may be able to sell their shares to certain broker-dealers off the exchange who may determine to continue to purchase such shares, but there can be no assurance that any broker-dealer will be willing to purchase such shares or that there will be a market for the shares of the Funds. All sales of shares will be subject to typical transaction fees and charges. All shareholders remaining on February 20, 2009 will receive cash equal to the amount of the net asset value of their shares as of February 20, 2009, which will include any capital gains and dividends, into the cash portion of their brokerage accounts. Fund shareholders remaining on February 20, 2009 will not incur transaction fees to sell their shares.

Effective immediately, the Funds will be in the process of liquidating their portfolios. As a result, each Fund will no longer pursue its investment objective of seeking to track the performance of its respective underlying index. Transaction costs incurred by each Fund in liquidating its portfolio will be included in the calculation of the Fund’s net asset value. Other costs of closing the Funds will be borne by NTI.

Operational Funds	Ticker Symbol
NETS™ S&P/ASX 200 Index Fund (Australia)	AUS
NETS™ BEL 20® Index Fund (Belgium)	BRU
NETS™ Hang Seng China Enterprises Index Fund	SNO
NETS™ CAC40® Index Fund (France)	FRC
NETS™ DAX® Index Fund (Germany)	DAX
NETS™ Hang Seng Index Fund (Hong Kong)	HKG
NETS™ ISEQ 20™ Index Fund (Ireland)	IQE
NETS™ TA-25 Index Fund (Israel)	TAV
NETS™ S&P/MIB Index Fund (Italy)	ITL
NETS™ TOPIX® Index Fund (Japan)	TYI
NETS™ AEX-index® Fund (The Netherlands)	AEX
NETS™ PSI 20® Index Fund (Portugal)	LIS
NETS™ FTSE Singapore Straits Times Index Fund	SGT
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	JNB
NETS™ FTSE 100 Index Fund (United Kingdom)	LDN
NETS™ FTSE CNBC Global 300 Index Fund	MYG
NETS™ Tokyo Stock Exchange REIT Index Fund	JRE

For additional information about the liquidation, shareholders of the Funds may call the NETS™ Funds Center at 1-866-928-NETS or go to the NETS website: http://www.netsetfs.com.

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